UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):      January 2, 2013

PHARMOS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-11550	36-3207413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Wood Avenue South, Suite 302, Islin, NJ	08830
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 2, 2013, Friedman LLP (“Friedman”) resigned as the independent registered accounting firm for Pharmos Corporation (the “Company”).

Friedman’s reports on the financial statements for the fiscal years ended December 31, 2011 and 2010, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or auditing principles, except the reports included an explanatory paragraph related to the Company’s ability to continue as a going concern.

During the two fiscal years ended December 31, 2011 and 2010, and through the interim periods that Friedman reviewed in 2012, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused it to make a reference to such disagreements in its report and  there were no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K.

The Company has provided Friedman with a copy of the foregoing disclosures and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Also as previously disclosed, on November 15, 2012, Eric Fangmann was designated as the Acting President and Acting Chief Financial Officer of the Company. Mr. Fangmann, age 43, has been the Chief Financial Officer for Lloyd I. Miller, III for approximately two years.  Prior to that time, Mr. Fangmann was an independent accounting and finance consultant who was principally engaged by either publicly traded or privately held entities to assist in independent analysis or agreed upon procedures.  Mr. Fangmann is not currently being compensated by the Company for his services.

Item 8.01  Other Events.

The Company intends to file a Form 15 with the SEC in early January  2013 to effect the suspension of the Company’s reporting obligations under Section 13(a) and 15(d) of the Exchange Act. Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.          Description

16.1                      Letter from Friedman LLP to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMOS CORPORATION

Date: January 2, 2013	By:	/s/ Eric W. Fangmann
Eric W. Fangmann
Acting President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.          Description

16.1                      Letter from Friedman LLP to the SEC.